Subsequent Events (unaudited)	12 Months Ended
Dec. 31, 2011
Subsequent Events (unaudited)

Note 19. Subsequent Events (unaudited)

On January 13, 2012, AVG Technologies USA, Inc. acquired 100% of the outstanding shares of OpenInstall, Inc. (“OpenInstall”), a technology company based in the United States that provides a cloud-based software installation platform that allows for more efficient distribution of software products, provides related analytics and is complementary to AVG’s secure search, performance optimization and other software offerings. The results of operations from the acquired business will be included in the Consolidated Statements of Comprehensive Income from the date of acquisition. The Company incurred acquisition-related transaction costs of $355, which will be recorded in General and administrative expenses.

The net assets acquired in the transaction, and the goodwill arising from it, were provisionally determined as follows:

Net assets(1)	$1,219
Intangible assets(2)	3,305
Goodwill(3)	1,125

Total purchase consideration	$5,649

(1)	Net assets included property and equipment of $19, deferred tax assets of $1,179 and net working capital of $21.
(2)	Intangible assets included developed technology of $3,240 and domain names of $65, which are amortized over their estimated useful lives of 5 years.
(3)	Goodwill is tax deductible. The goodwill resulted primarily from the Company’s expectation of synergies from the integration of OpenInstall technology with the Company’s existing solutions.

Components of consideration:
Cash consideration paid	$4,049
Deferred purchase consideration(4)	1,600

$5,649

(4)	The purchase consideration was deferred for the period of 12 months after the acquisition date.

At the time of acquisition the Company also entered into employment agreements with certain employee shareholders of OpenInstall, which include retention and incentive compensation arrangements for up to $22.5 million of payments contingent upon achieving certain profit targets over three years, with additional compensation consisting of $2.5 million in cash over two years. Such payments will be accounted for as compensation expense in the periods earned, which will be recorded in Research and development expenses.

AVG publicly filed its initial Form F-1 with the Securities and Exchange Commission on January 13, 2012 and on February 7, 2012, closed its initial public offering of 8,000,000 ordinary shares at an offering price of $16.00 per share. AVG offered 4,000,000 ordinary shares and the selling shareholders offered 4,000,000 ordinary shares. AVG did not receive any proceeds from the sale of the ordinary shares by the selling shareholders other than the proceeds from exercised options which were immediately sold by selling option holders as described below. The initial public offering resulted in net proceeds to AVG of approximately $50.9 million, after deducting underwriting discounts, commissions and offering expenses paid by AVG. The right that was granted to the underwriters to purchase up to 1,200,000 ordinary shares from certain of the selling shareholders within 30 days of the initial public offering to cover over-allotments was not exercised. Upon the closing of the initial public offering, the Company’s outstanding Class D preferred shares were automatically converted into 12,000,000 ordinary shares and the related Class D preferred shares balance was reclassified from the mezzanine section of the balance sheet to permanent shareholders’ equity (deficit). The consolidated financial statements, including share and per share amounts, do not include the effects of the initial public offering because the initial public offering was completed after December 31, 2011.

Costs directly associated with the initial public offering were capitalized and recorded as prepaid share issuance cost prior to the closing of the initial public offering. These costs have been recorded as a reduction of the proceeds received in determining the amount to be recorded in additional paid-in capital.

On February 7, 2012, upon the closing of the initial public offering, the Company’s Articles of Association were amended and restated in their entirety. As a result of this amendment, the authorized capital of the Company changed to Euro 2,400,000 (prior to the amendment Euro 2,250,000). The authorized capital is comprised of 240,000,000 shares with a nominal value of Euro 0.01 per share and is divided into 120,000,000 ordinary shares and 120,000,000 preferred shares.

The table below shows, on a pro forma basis, the impact of the initial public offering on certain condensed consolidated balance sheet items. The pro forma condensed consolidated balance sheet data below gives effect to (i) the automatic conversion upon the closing of the offering of class A, B1, B2 and E shares into 36,000,000 ordinary shares, with all special rights associated with the existing classes of shares ceasing to be applicable, and (ii) the automatic conversion of Class D preferred shares into 12,000,000 ordinary shares, with all special rights associated with Class D preferred shares ceasing to be applicable, the payment in cash of accrued and unpaid dividends on Class D preferred shares in connection with such conversion and the related reclassification of the Class D preferred shares balance from the mezzanine section of the balance sheet to permanent shareholders’ equity (deficit).

The pro forma condensed consolidated balance sheet data below also gives effect to (i) the sale of ordinary shares by AVG at an initial public offering price of $16.00 per share after deducting underwriting discounts, commissions and offering expenses paid by AVG and the use of proceeds therefrom, (ii) 851,576 ordinary shares that will be issued to the sellers of TuneUp after the closing of the offering (based on an initial public offering price of $16.00 per share and a Euro/U.S. dollar exchange rate of $1.32 per Euro), which shares will remain in escrow following the offering subject to satisfaction of certain vesting criteria, including continuing employment of the sellers of TuneUp and (iii) the receipt by AVG of the proceeds from the exercise of share options to purchase 2,382,591 ordinary shares, 650,000 of which were sold in the offering.

	December 31,2011	Pro Forma as of December 31, 2011 (unaudited)
Condensed Consolidated Balance Sheet Data:
Cash and cash equivalents	$60,740	$115,289
Total current assets	122,538	170,267
Total assets	$311,635	$359,364

Total current liabilities	$223,409	$221,688
Total liabilities	441,960	440,239
Class D preferred shares	191,954	—
Shareholders’ equity (deficit):
Ordinary shares	476	717
Additional paid-in capital (Distributions in excess of capital)	(388,225)	(145,260)
Accumulated other comprehensive income (loss)	(6,324)	(6,324)
Retained earnings	71,794	69,992

Total shareholders’ equity (deficit)	(322,279)	(80,875)

Total liabilities, preferred shares and shareholders’ equity (deficit)	$311,635	$359,364

On January 10, February 7 and April 1 2012 the Company granted 226,667, 1,340,684 and 29,000 share options to employees at an exercise price of $23.50, $16.00 and $14.93 respectively per share option. Each share option converts into one ordinary share of AVG Technologies N.V. on exercise.

On February 7, 2012 the total number of shares in respect of which options may be granted under the 2009 Option Plan was increased by 2,650,000 to 8,159,948.